EXHIBIT 99.A

NOTE:
This Debt by Issuer Schedule details the interest rates, maturity dates and principal amounts outstanding under our and our subsidiaries’ outstanding debt obligations. This Schedule does not contain all the information about our outstanding debt that may be important to you. Additional information about our outstanding debt obligations is contained in, and this Schedule is subject to, the disclosures in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as amended, as filed with the Securities and Exchange Commission.

The information in this Debt by Issuer Schedule is accurate as of March 31, 2005 when posted on our website. Although we may periodically update the information posted to our website, we undertake no obligation to do so.

El Paso Corporation
Debt by Issuer
As of March 31, 2005
$ in Thousands

	Interest		Maturity		Principal
Description	Rate		Date		3/31/05

ANR Pipeline Company	8.875%		3/15/2010		300,000
ANR Pipeline Company	9.625%		11/1/2021		300,000
ANR Pipeline Company	7.375%		2/15/2024		125,000
ANR Pipeline Company	7.000%		6/1/2025	(1)	75,000

Total ANR Pipeline Company					800,000

Colorado Interstate Gas Company	10.000%		6/15/2005		180,000
Colorado Interstate Gas Company	6.850%		6/15/2037	(2)	100,000
Colorado Interstate Gas Company	5.950%		3/15/2015		200,000

Total Colorado Interstate Gas Company					480,000

El Paso Natural Gas Company	7.625%		8/1/2010		355,000
El Paso Natural Gas Company	8.625%		1/15/2022		260,000
El Paso Natural Gas Company	7.500%		11/15/2026		200,000
El Paso Natural Gas Company	8.375%		6/15/2032		299,767

Total El Paso Natural Gas Company					1,114,767

Southern Natural Gas Company	6.700%		10/1/2007		100,000
Southern Natural Gas Company	6.125%		9/15/2008		100,000
Southern Natural Gas Company	8.875%		3/15/2010		400,000
Southern Natural Gas Company	7.350%		2/15/2031		300,000
Southern Natural Gas Company	8.000%		3/1/2032		300,000

Total Southern Natural Gas Company					1,200,000

Tennessee Gas Pipeline Company	6.000%		12/15/2011		85,792
Tennessee Gas Pipeline Company	7.500%		4/1/2017		300,000
Tennessee Gas Pipeline Company	7.000%		3/15/2027	(3)	300,000
Tennessee Gas Pipeline Company	7.000%		10/15/2028		400,000
Tennessee Gas Pipeline Company	8.375%		6/15/2032		240,000
Tennessee Gas Pipeline Company	7.625%		4/1/2037		300,000

Total Tennessee Gas Pipeline Company					1,625,792

El Paso CGP Company	6.500%		5/15/2006		109,500
El Paso CGP Company	7.500%		8/15/2006		204,908
El Paso CGP Company	6.500%		6/1/2008		200,000
El Paso CGP Company	7.625%		9/1/2008		215,000
El Paso CGP Company	6.375%		2/1/2009		200,000
El Paso CGP Company	7.750%		6/15/2010		400,000
El Paso CGP Company	10.750%		10/1/2010		56,573
El Paso CGP Company	9.625%		5/15/2012		150,000
El Paso CGP Company	6.700%		2/15/2027	(4)	200,000
El Paso CGP Company	6.950%		6/1/2028		200,000
El Paso CGP Company	7.750%		10/15/2035		150,000
El Paso CGP Company	7.420%		2/15/2037		200,000

Total El Paso CGP Company					2,285,981

El Paso Corporation - EPGT	7.980%		5/31/2005		10,000
El Paso Corporation - EPGT	7.850%		6/1/2005		10,000
El Paso Corporation - Sonat	6.875%		6/1/2005		167,296
El Paso Corporation - EPGT	7.410%		6/28/2005		20,000
El Paso Corporation - EPGT	7.900%		10/17/2005		2,000
El Paso Corporation - 550 MM Euro	5.750%	(5)	3/14/2006		28,682
El Paso Corporation - Equity Security Units	6.140%		8/16/2007		272,102
El Paso Corporation - Sonat	6.750%		10/1/2007		75,172
El Paso Corporation	6.950%		12/15/2007		300,000
El Paso Corporation - Sonat	6.625%		2/1/2008		100,000
El Paso Corporation - 500 MM Euro	7.125%	(5)	5/6/2009		648,200
El Paso Corporation	6.750%		5/15/2009		495,000
El Paso Corporation - EPGT	7.800%		6/14/2010		20,000
El Paso Corporation	7.000%		5/15/2011		470,000
El Paso Corporation - Sonat	7.625%		7/15/2011		595,000
El Paso Corporation - EPGT	9.000%		5/30/2012		15,000
El Paso Corporation	7.875%		6/15/2012		465,000
El Paso Corporation	7.375%		12/15/2012		300,000
El Paso Corporation - Sonat	7.000%		2/1/2018		100,000
El Paso Corporation - Zero Coupon Convertible	4.000%		2/28/2021	(6)	643,839
El Paso Corporation - Term Loan	LIBOR + 2.75%		11/23/2009	*	1,240,000
El Paso Corporation	8.050%		10/15/2030		300,000
El Paso Corporation	7.800%		8/1/2031		700,000
El Paso Corporation	7.750%		1/15/2032		1,100,000

Total El Paso Corporation (Holding Company)					8,077,291

El Paso Tennessee Pipeline Company	6.500%		12/15/2005		310
El Paso Tennessee Pipeline Company	10.000%		3/15/2008		26,388
El Paso Tennessee Pipeline Company	9.000%		11/15/2012		1,149
El Paso Tennessee Pipeline Company	7.250%		12/15/2025		23,206

Total El Paso Tennessee Pipeline Company					51,053

El Paso Production Holding Company	7.750%		6/1/2013		1,200,000

Total El Paso Production Holding Company					1,200,000

Wyoming Interstate Company Ltd	Variable		5/27/2007	*	26,900

Total Wyoming Interstate Company					26,900

Other Financings:
Blue Lake Gas Storage	Variable		3/31/2006	*	6,300
El Paso Rio Claro Ltda - Macae Project	Variable		2/15/2008	*	275,386	(7)
Mohawk River Funding II, LLC	9.000%		6/30/2008	*	36,307	(7)

Total Other Financings					317,993

Unamortized Discounts/Premiums					(59,197)
Adjustments to Debt due to Fair Value Hedges					2,059
Capital Lease Obligations					9,583
Other Misc Debt					19,838

Total					(27,717)

Preferred Securities
Coastal Finance I	8.375%		6/30/2038		300,000
El Paso Energy Capital Trust I	4.750%		3/17/2028		324,892

Total El Paso Corporation Debt					17,776,952

Notes:

* Amortizing Debt
(1) Puttable on 6/1/2005; approximately $68 million will be redeemed in June 2005 pursuant to the redemption rights exercised by the holders of these debentures.
(2) Puttable on 6/15/2007
(3) Puttable on 3/15/2007
(4) Puttable on 2/15/2007
(5) EURO coupon rate
(6) Puttable on 2/28/2006
(7) Classified as current on the 3/31/2005 balance sheet